                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ----------

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant X
Filed by a Party other than the Registrant _

Check the appropriate box:

_        Preliminary Proxy Statement

_        Confidential, for Use of Commission Only (as permitted by Rule
         14a-6(e)(2))

X        Definitive Proxy Statement

_        Definitive Additional Materials

_        Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                             TEKNOWLEDGE CORPORATION

                (Name of Registrant as Specified in Its Charter)

                             TEKNOWLEDGE CORPORATION

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2), or Item 22(a)(2) of Schedule 14a.

_ $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

_ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)      Title of each class of securities to which transaction applies:

         2)      Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)      Proposed maximum aggregate value of transaction:

         5)      Total fee paid:

_        Fee paid previously with Preliminary Materials:


_ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                            TEKNOWLEDGE CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 24, 1995

         The 1995 Annual Meeting of the Stockholders of Teknowledge Corporation (the "Company") will be held on Wednesday, May 24, 1995 at 10:00 a.m., local time, at the executive offices of the Company, located at 1810 Embarcadero Road, Palo Alto, California 94303 for the following purposes:

         1. To elect one director of the Company to serve for a three-year term;

         2. To approve, as amended, the Company's Stock Option Plan for Non-Employee Directors as described in the accompanying Proxy Statement;

         3. To ratify the selection of Arthur Andersen LLP as independent public accountants for the Company for the fiscal year ending December 31, 1995; and

         4. To transact such other business as may properly come before the 1995 Annual Meeting and any and all adjournments and postponements thereof.


         The Board of Directors has fixed the close of business on April 21, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the 1995 Annual Meeting and any adjournments thereof. A list of stockholders entitled to vote at the 1995 Annual Meeting will be available for inspection at the Company's executive offices. Stockholders may examine the list during ordinary business hours in the 10-day period prior to the meeting. The list will also be available for inspection at the meeting.

         YOU ARE URGED TO COMPLETE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

                                By Order of the Board of Directors,

                                Dennis A. Bugbee
                                Secretary

April 25, 1995

                             TEKNOWLEDGE CORPORATION
                              1810 EMBARCADERO ROAD
                           PALO ALTO, CALIFORNIA 94303

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 24, 1995
                                 ---------------
                                 PROXY STATEMENT
                                 ---------------
         This Proxy Statement and the accompanying proxy card are being mailed on or about April 25, 1995 in connection with the solicitation of proxies by the Board of Directors of Teknowledge Corporation (the "Company") for use at the 1995 Annual Meeting of Stockholders of the Company to be held on Wednesday, May 24, 1995, at 10:00 a.m., local time, at the executive offices of the Company located at 1810 Embarcadero Road, Palo Alto, California 94303.

         Holders of the Company's Common Stock, par value $.01 per share ("Common Stock"), of record at the close of business on April 21, 1995 will be entitled to vote at the 1995 Annual Meeting. On that date, there were outstanding 25,731,131 shares of Common Stock, each of which is entitled to one vote. The stockholders of the Company do not vote cumulatively in the election of directors.

         Shares of Common Stock may be voted by stockholders in person or by proxy. Any person giving a proxy may revoke it, at any time before it is voted, by giving written notice to the Secretary of the Company. The presence at the 1995 Annual Meeting of a stockholder who has signed a proxy will not in itself revoke that proxy.

         All shares of Common Stock represented by a properly completed proxy received prior to the taking of any vote at the 1995 Annual Meeting will be voted as directed therein. If no direction is made, shares represented by the proxy will be voted "FOR" (i) the election of Mr. Workman to serve as a director for a three-year term; (ii) the proposal to approve the Company's Stock Option Plan for Non-Employee Directors, as amended; and (iii) the ratification of the selection of Arthur Andersen LLP as independent public accountants for the Company for the fiscal year ended December 31, 1995. The Board of Directors knows of no other matters which are to be brought before the 1995 Annual Meeting. If any other matter properly comes before the 1995 Annual Meeting, the persons named in the enclosed proxy, or their duly appointed substitutes acting at the 1995 Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their best judgment.

         YOUR VOTE IS IMPORTANT. WE URGE YOU TO SIGN, DATE AND MAIL YOUR PROXY CARD PROMPTLY TO MAKE CERTAIN THAT YOUR SHARES WILL BE VOTED AT THE MEETING.

PROPOSAL 1:   ELECTION OF DIRECTORS

GENERAL

         The Board of Directors of the Company currently consists of five members: Dr. Frederick Hayes-Roth, Neil A. Jacobstein, General Robert T. Marsh (Ret.), William G. Roth, and James C. Workman. The Board of Directors is comprised of three classes of directors, each class consisting as nearly as possible of one-third of the Board, with one class of the Board being elected each year. At the 1994 Annual Meeting, stockholders approved an amendment to the Company's Restated Certificate of Incorporation which provided for the election of Board members to staggered terms as follows: one director as a Class I director was elected for a term expiring at the 1995 Annual Meeting; two directors as Class II directors were elected for a term expiring at the 1996 Annual Meeting; and two directors as Class III directors were elected for a term expiring at the 1997 Annual Meeting. At each Annual Meeting following thereafter, any director of the class whose term is expiring would be voted upon, and upon election, such director would serve a three-year term. At the 1995 Annual Meeting, Mr. Workman as a Class I director is proposed to be elected to hold office until his successor is duly elected and qualified.

         NOMINEE FOR A TERM EXPIRING IN 1998

         The nominee for election has indicated a willingness to serve, but if he should decline or be unable to serve as a director, the proxy holders will vote for the election of another person or persons as the Board of Directors recommends.

         James C. Workman. Mr. Workman, 52, was appointed Chairman of the Board, Chief Executive Officer, President, and a Director of the Company on an interim basis effective October 20, 1992. With the appointment of Dr. Hayes-Roth and Mr. Jacobstein to executive positions on January 26, 1993, Mr. Workman resigned from his interim executive officer position but retained a seat on the Board. Mr. Workman is an attorney/consultant and was Senior Vice President, Air Conditioning Products, of American Standard Inc. from 1986 to 1989.

         CONTINUING DIRECTORS FOR A TERM EXPIRING IN 1996

         Frederick Hayes-Roth. Dr. Hayes-Roth, 47, is Chairman of the Board and Chief Executive Officer of the Company. Dr. Hayes-Roth was elected Chairman and Chief Executive Officer in January 1993. Dr. Hayes-Roth joined Teknowledge, Inc. (a predecessor to the Company) in November 1981 as Executive Vice President and served as Chief Scientist and Vice President of the Research and Advanced Development Group from April 1985 to June 1986; as Vice President, Research and New Product Development, from June 1986 to January 1987; as Executive Vice President, Research and Advanced Systems Development from January 1987 to May 1988; and as Executive Vice President and Chief Scientist from May 1988 to January 1993.


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

         Neil A. Jacobstein. Mr. Jacobstein, 40, is President and Chief Operating Officer of the Company. Mr. Jacobstein was elected to this position in January 1993. After joining Teknowledge, Inc. in 1984 as a Knowledge Engineer, Mr. Jacobstein was promoted to Senior Knowledge Engineer and later to the position of Manager of the Research and Advanced Development Group in 1985. He was promoted to Vice-President and General Manager of the Research and Advanced Systems Development Group in 1987, and became Vice President and General Manager of the Knowledge Systems Division in 1989. Mr. Jacobstein also serves as the Chairman of the Board of Directors of the Institute for Molecular Manufacturing, a nonprofit organization.

         CONTINUING DIRECTORS FOR A TERM EXPIRING IN 1997

         General Robert T. Marsh. General Marsh (Retired), 70, was elected as a director of American Cimflex Corporation (a predecessor to the Company) in 1987. He retired as Chairman of the Board of Thiokol Corporation July 1, 1991, but remains as a director. He also serves as Director and Chairman of the Boards for CAE Electronics, Inc. and Comverse Government Systems, Inc. General Marsh is also a director for Ithaco, Inc., and he is a member of the Board of Trustees of MITRE Corporation.

         William G. Roth. Mr. Roth, 56, was elected as a Director of the Company in January 1991. Mr. Roth retired as Chairman of the Board of Directors of Dravo Corporation on April 30, 1994 but remains a member of the Board. Mr. Roth is also a director of Amcast Industrial Corporation and Chairman of the Compensation Committee.

VOTE REQUIRED

         Directors are elected by a plurality of the votes cast by the holders of shares present or represented by proxy and entitled to vote in the election of the directors. It is intended that shares represented by the enclosed form of proxy will be voted "FOR" the election of the nominee identified above, unless otherwise directed.

BOARD RECOMMENDATION

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEE AS DIRECTOR OF THE COMPANY.

COMMITTEES AND MEETINGS

         The Board of Directors of the Company has two standing committees: the Finance and Audit Committee and the Human Resources Committee. The Board of Directors has no standing nominating committee.

         The primary responsibility of the Finance and Audit Committee is to oversee the annual audit of the Company and to monitor the Company's internal accounting controls and procedures. The Finance and Audit Committee also reviews with the independent public accountants the scope and results of their annual audit. The current members of the Finance and Audit Committee are Messrs. Marsh, Roth and Workman. The Finance and Audit Committee met once in 1994.

         The Human Resources Committee serves as the Compensation Committee and is responsible for assuring that executive officers and other key personnel of the Company are effectively compensated in terms of salary, incentive compensation and benefits. The current members of the Human Resources Committee are Messrs. Marsh, Roth and Workman. The Human Resources Committee conducted its activities in 1994 by telephonic meetings and written consent.

         The Company's Board of Directors held six meetings during 1994. All members of the Company's Board of Directors attended more than 75% of the meetings held in 1994 of the Board of Directors and the committees on which they served.

DIRECTORS' COMPENSATION

         Directors Fees. During 1994, each non-employee member of the Board of Directors received cash compensation of $7,500 which is paid in equal quarterly installments. In addition, such directors are entitled to be reimbursed for related travel, lodging and other expenses in attending board and committee meetings.

         Directors Option Plan. The Company maintains a stock option plan for non-employee directors. The plan is proposed to be amended and the amendments require the approval of the stockholders of the Company. For a description of the director option plan and the proposed amendments to the plan see Proposal 2:
Approval of the Teknowledge Corporation Stock Option Plan for Non-Employee Directors, as amended.

EXECUTIVE OFFICERS

         Following is certain information regarding the Company's other executive officer who is not a member of the Board of Directors.

         Dennis A. Bugbee, 48, is Director of Finance, Treasurer, and Secretary for the Company. Mr. Bugbee joined the Company in 1990 as the Division Controller for the Knowledge Systems Division in Palo Alto, California. He was promoted to Director of Finance March 1, 1993 and shortly thereafter to the positions of Treasurer and Corporate Secretary. Prior to joining the Company, Mr. Bugbee held the position of Accounting Manager with TRW Space and Defense.

         Securities Filings. Under the federal securities laws, the Company's directors, executive officers and any persons holding more than ten percent of the Common Stock are required to report their initial ownership of the Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. These reports have specific due dates and the Company is required to disclose any failure to file these reports during or for 1994. All of the filing requirements were satisfied in 1994. In making the foregoing disclosure, the Company has relied solely on representations of its directors and executive officers and copies of the reports they have filed with the Securities and Exchange Commission.

PROPOSAL 2:          APPROVAL OF THE TEKNOWLEDGE CORPORATION STOCK OPTION PLAN
                     FOR NON-EMPLOYEE DIRECTORS, AS AMENDED

GENERAL

         The stockholders of the Company approved the Cimflex Teknowledge Corporation Stock Option Plan for Non-Employee Directors (the "Director Option Plan") at the 1993 Annual Meeting of Stockholders, and such plan was previously approved by the Board of Directors. The purpose of the Director Option Plan is to promote the interests of the Company and its stockholders by attracting and retaining highly qualified independent directors by giving them an investment interest in the Company.

         The Director Option Plan authorizes the granting of stock options to purchase shares of Common Stock to each non-employee director of the Company as of April 22, 1992, the effective date of the Plan, and to each person who becomes a non-employee director in the future. There are presently three non-employee directors of the Company.

         The Human Resources Committee of the Board of Directors and the full Board of Directors approved, subject to the approval of the stockholders of the Company, an Amendment No. 1 to the Director Option Plan to, among other things, increase the number of shares of Common Stock granted as options to each non-employee director on an annual basis from 10,000 shares to 15,000 shares of Common Stock, and to change the name of the plan from "Cimflex Teknowledge Corporation Stock Option Plan for Non-Employee Directors" to the "Teknowledge Corporation Stock Option Plan for Non-Employee Directors." In 1994, the stockholders of the Company approved the creation of a classified Board of Directors, with directors serving staggered three-year terms. Amendment No. 1 is proposed to permit annual option grants to directors under the Director Option Plan on the date of each annual stockholders' meeting because the plan as presently written provides for grants only on the date of a director's election. As a result, without the adoption of Amendment No. 1, and due to the establishment of the classified Board of Directors, directors would receive a grant once every three years rather than on an annual basis.

SUMMARY OF DIRECTOR OPTION PLAN, AS AMENDED

         The following is a summary of the material provisions of the Director Option Plan as amended by Amendment No. 1 to the plan. A copy of the Director Option Plan as amended by Amendment No. 1 is attached to this Proxy Statement as Annex A.

         The Director Option Plan is administered by the Human Resources Committee of the Board of Directors, which has the power to construe the Director Option Plan, and adopt and amend such rules and regulations for the administration of the Director Option Plan as it may deem desirable. The Human Resources Committee has no authority or discretion to determine the persons eligible to participate in the Director Option Plan or the number of shares of Common Stock eligible to be granted as options under the Director Option Plan.

         The Director Option Plan, as amended, provides that, effective with the 1995 Annual Meeting of Stockholders, each Eligible Director shall be granted, on the date such director becomes an Eligible Director, an initial option to purchase 15,000 shares of Common Stock, and on the date of each annual meeting thereafter, each continuing Eligible Director shall be granted an additional option to purchase 15,000 shares of Common Stock. Each non-employee director who is appointed to fill a vacancy on the Board of Directors shall be granted an option to purchase 15,000 shares of Common Stock on the date such director's board service commences, with an additional option to purchase 15,000 shares of Common Stock granted thereafter on the anniversary of such commencement of service until the director's first election to the Board and thereafter, on the date of each subsequent annual meeting.

         The aggregate number of shares which may be issued under the Director Option Plan may not exceed 250,000 shares of Common Stock, subject to adjustment in connection with certain significant corporate events as set forth in the Director Option Plan. Amendment No. 1 will have no effect on the number of shares available for grant under the Director Option Plan.

         Each option granted under the Director Option Plan is, and will be, evidenced by an option agreement between the Company and the Eligible Director. Each option agreement states the exercise price per share of the options granted, which price must equal 100% of the fair market value of a share of Common Stock on the date the option is granted. The exercise price for options granted to an Eligible Director is payable upon the exercise of an option in cash or by surrender of shares of Common Stock held by the Eligible Director for at least six months prior to the date of exercise and which have an aggregate fair market value on the date of exercise equal to the exercise price to be paid.

         The options granted to an eligible director under the Director Option Plan will become exercisable one year from the date of grant of such options. No option granted under the Director Option Plan will be exercisable after ten years from date of the grant. In the event an optionee ceases to be a director of the Company, an option granted will be exercisable only to the extent it was exercisable on the date the optionee ceased to be a director and only until the earlier of (i) 90 days after such date, and (ii) the scheduled termination of such option.

         On June 30, 1994, options to purchase 5,000 shares of Common Stock were granted under the Director Option Plan to Messrs. Marsh and Roth at an exercise price of $.15 per share. As of the date hereof, 210,000 shares of Common Stock remain available for grant under the director option plan.

CERTAIN TAX CONSEQUENCES

         All options granted under the Director Option Plan are, and will be, non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended. There are no federal income tax consequences at the time of grant of a non-qualified stock option to an Eligible Director. Upon exercise of the option, the Eligible Director must pay tax on ordinary income equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. The Company will receive a commensurate tax deduction at the time of exercise. Any appreciation in value after the date of exercise will be taxed as capital gain at the time the Eligible Director sells the shares. This capital gain will be long-term or short-term, depending on whether the Eligible Director meets the one-year long-term capital gain holding period.

DIRECTOR OPTION PLAN BENEFITS

         The following table sets forth the number of shares of Common Stock that would be issued upon the exercise of all the options granted to date by the Company under the Plan to (i) all current executive officers as a group; (ii) all current directors of the Company who are not executive officers as a group, and (iii) all current officers who are not executive officers as a group:

                                NEW PLAN BENEFITS

- ------------------------------------------------------------------------------------------------------------
Name and Position                              Dollar Value ($) (1)                   Number of Units (3)
                                             Exercisable/Unexercisable             Exercisable/Unexercisable
- ------------------------------------------------------------------------------------------------------------
All Current Executive                                  -/-(2)                                 -/-
Officers As A Group
- ------------------------------------------------------------------------------------------------------------
All Current Directors Who Are Not                     100/800                            30,000/55,000
Executive Officers, As A Group
- ------------------------------------------------------------------------------------------------------------
All Current Officers                                   -/-(2)                                 -/-
Who Are Not Executive Officers, As A
Group
- ------------------------------------------------------------------------------------------------------------

(1) The last sales price of Common Stock as reported by the National Quotation Bureau "pink sheets" on April 17, 1995 was $.23. Because this sales prices is below some of the option exercise prices for the options granted, only the in-the-money options granted for 20,000 shares are reflected in this column. The in-the-money option prices range from $.15 to $.22 per share. The dollar value of in-the-money options is based on the difference between the exercise price of the options and the closing price of $.23 for the Common Stock on April 17, 1995. The exercisable out-of-the-money option price is $.66 per share. Options to be granted at the 1995 Annual Meeting of Stockholders, assuming that Amendment No. 1 is approved and adopted, are excluded because the exercise price has not been determined.

(2) Dr. Hayes-Roth and Mr. Jacobstein and all other current executives and other officers are not included in the table because they are not eligible for options under the Director Option Plan.

(3) The number of units represents the number of shares of Common Stock underlying the options granted previously under the plan and to be granted at the 1995 Annual Meeting of Stockholders, assuming that Amendment No. 1 is approved and adopted. The total number of shares of Common Stock which are subject to options that are currently exercisable or will become exercisable within 60 days of April 21, 1995 is 30,000 shares. These options were granted at prices ranging from $.22 to $.66 a share.

VOTE REQUIRED

         Approval of the Director Option Plan as amended by Amendment No. 1 will require the affirmative vote of the holders of at least a majority of the shares of Common Stock present or represented by proxy and entitled to vote. Accordingly, abstentions will effectively constitute a vote against the proposal. Broker non-votes will have no effect on the outcome of the proposal as those shares will not be considered as shares present and entitled to vote.

BOARD RECOMMENDATION

         THE BOARD OF DIRECTORS HAS APPROVED THE AMENDMENT NO. 1 TO THE DIRECTORS OPTION PLAN AND RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" APPROVAL OF THE DIRECTOR OPTION PLAN, AS AMENDED BY AMENDMENT NO. 1.

PROPOSAL 3:     RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected the accounting firm of Arthur Andersen LLP as independent public accountants to examine and report upon the Company's consolidated financial statements for the year ended December 31, 1995, and has directed that this selection be submitted to the stockholders for ratification at the 1995 Annual Meeting. Stockholder ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants is not required by the By-Laws or otherwise. If the stockholders do not ratify the selection of Arthur Andersen LLP, the Board of Directors will reconsider the selection of independent public accountants for the Company. Arthur Andersen audited the financial statements of the Company for the year ended December 31, 1994. The Company dismissed the accounting firm of Ernst & Young LLP on November 28, 1994 and engaged the firm of Arthur Andersen LLP as independent public accountants. This change was duly reported to the SEC on Form 8-K.

         Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, and will have the opportunity to make a statement if they desire. The representatives will also be available to respond to appropriate questions from the stockholders.

BOARD RECOMMENDATION

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP.

                               SECURITY OWNERSHIP

         The following table sets forth certain information concerning the ownership of Common Stock as of April 17, 1995 by persons known to the Company to own beneficially more than 5% of the Common Stock, by each of the directors of the Company, by each of the executive officers named in the Summary Compensation Table, and by all directors and executive officers of the Company as a group.

- ---------------------------------------------------------------------------------------------------------
NAME AND ADDRESS OF                                    COMMON STOCK OWNED
BENEFICIAL OWNER                                           BENEFICIALLY                  PERCENT OF CLASS
- ---------------------------------------------------------------------------------------------------------
Trilogy Development Group                                  2,124,851(2)                         7.7%
6034 West Courtyard, Suite 130
Austin, Texas  78730

Frederick Hayes-Roth(1)                                    2,210,121(3)                         8.0%
Neil A. Jacobstein(1)                                      2,103,505(4)                         7.6%
Robert T. Marsh(1)                                            26,000(5)                          *
William G. Roth(1)                                            65,000(6)                          *
James C. Workman(1)                                           20,000(7)                          *
All  Directors  and  Executive  Officers of                4,424,626(8)                         16.1%
the Company as a Group (5 Persons)
- ---------------------------------------------------------------------------------------------------------

*Constitutes less than 1%

 (1) The address of all directors and executive officers is the Company's executive offices located at 1810 Embarcadero Road, Palo Alto, California 94303.

 (2) The information concerning the Common Stock owned beneficially by Trilogy Development Corporation ("Trilogy") was obtained from a
         Schedule 13D filed by Trilogy with the Securities and Exchange Commission on November 17, 1994.

 (3) Includes 928,739 shares which may be purchased upon the exercise of employee stock options that are currently exercisable or will become exercisable within 60 days of April 21, 1995. Dr. Hayes-Roth owns 1,281,382 shares directly.

 (4) Includes 822,061 shares which may be purchased upon the exercise of employee stock options that are currently exercisable or will become exercisable within 60 days of April 21, 1995. Mr. Jacobstein owns 1,281,444 shares directly.

 (5) Includes 26,000 shares which may be purchased upon the exercise of stock options that are currently exercisable or will become exercisable within 60 days of April 21, 1995.

 (6) Includes 20,000 shares which may be purchased upon the exercise of stock options that are currently exercisable or will become exercisable within 60 days of April 21, 1995. Mr. Roth owns 45,000 shares directly.

 (7)     Includes  20,000 shares owned by Mr. Workman's spouse.

 (8) Includes options for 1,796,800 shares which are currently exercisable or will become exercisable within 60 days of April 21, 1995.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

         The following table sets forth the cash compensation paid to the Chief Executive Officer and to each of the most highly compensated executive officers of the Company whose salary and bonus exceeded $100,000 in 1994 for all services to the Company in the year ended December 31,

                           SUMMARY COMPENSATION TABLE

                                                                        Annual                      Long Term
                                                                       Compensation                Compensation
                                                                                                      Awards
- ---------------------------------------------------------------------------------------------------------------
                                                                                                    Securities
Name and Principal Position                           Year          Salary          Bonus           Underlying
                                                                     $(1)            $(2)           Options(3)
- ---------------------------------------------------------------------------------------------------------------
Frederick Hayes-Roth, Chair, CEO                      1994         181,752         113,689          2,252,880
Frederick Hayes-Roth, Chair, CEO                      1993         178,654          55,690          1,031,317
Frederick Hayes-Roth, EVP                             1992         171,577          46,400              -

Neil Jacobstein, Pres, COO                            1994         118,399          72,696          2,252,880
Neil Jacobstein, Pres, COO                            1993         117,135          23,945          1,031,317
Neil Jacobstein, VP, GM                               1992         112,654          15,225              -
- ------------------------------------------------------------------------------------------------------------------



(1)      Includes 401K deferred compensation.

(2) Except for the sign-on bonuses which were paid in April 1993 and January 1994, the bonuses set forth in this column are generally paid in April following the year to which they relate. Dr. Hayes-Roth and Mr. Jacobstein were paid sign-on bonuses, as a provision of their taking over the management of the Company in 1993 of $20,000 and $12,500, and in 1994 of $60,000 and $37,500, respectively.

(3) In 1994, Dr. Hayes-Roth and Mr. Jacobstein each were granted options for 2,002,880 shares of Common Stock which were approved by stockholders at the 1994 Annual Meeting. These options vest in substantially equal quarterly increments over a two-year period commencing for the quarter ended September 30, 1994 and ending June 30, 1996. The balance of the options of 250,000 shares for each of Dr. Hayes-Roth and Mr. Jacobstein were granted under the existing provisions of the 1989 Plan.


STOCK OPTION GRANTS AND EXERCISES

         Employee Stock Option Plans. The Company is the surviving corporation of the merger (the "Merger") of American Cimflex Corporation ("Cimflex") with and into Teknowledge, Inc. ("Teknowledge"), which was consummated as of February 27, 1989. In conjunction with the Merger, the stockholders of Teknowledge approved the Cimflex Teknowledge Corporation 1989 Stock Option Plan (the "1989 Plan"), which was designed to replace the stock option plans of Cimflex (the "Cimflex Plan") and Teknowledge (the "Teknowledge Plans") which existed prior to the Merger. No additional stock options will be granted under the Cimflex Plan or the Teknowledge Plans. As of April 21, 1995 options to purchase an aggregate of 679,609 shares of Common Stock granted prior to the Merger under the Cimflex Plan and the Teknowledge Plans were outstanding at an average price of $1.62 per share. The number of such outstanding options held by current directors and executive officers of the Company are as follows: General Marsh - 6,000 shares, Mr. Hayes-Roth - 66,826 shares, and Mr. Jacobstein - 25,731 shares.

         The 1989 Plan is administered by the Human Resources Committee of the Board of Directors of the Company (the "Committee"). The Committee determines which employees of the Company are eligible to participate in the 1989 Plan, and may delegate to the Chief Executive Officer of the Company the right to allocate a specified number of options among employees who are not officers or directors of the Company. Directors of the Company who are not employees of the Company are not eligible to participate in the 1989 Plan. The Committee has the authority to determine the number of options to be granted to a participant under the 1989 Plan, and the number of shares purchasable upon exercise of each option.

         The 1989 Plan provides for the grant of options to purchase up to 10,250,000 shares of Common Stock of the Company. As of December 31, 1994 there were 1,429,228 shares remaining available for grant pursuant to options issued under the 1989 Plan. Under the 1989 Plan, 5,739,872 shares of Common Stock have been granted pursuant to options, which options remain outstanding at an average exercise price of $.29 per share as of April 21, 1995.

         Options under the 1989 Plan may, in the discretion of the Committee, be designated as incentive options which are qualified under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or as non-statutory options which do not so qualify.

         Incentive stock options granted under the 1989 Plan may not have an exercise price of less than 100% of the fair market value of the Common Stock of the Company on the date of the grant. Options granted to a participant who owns 10% or more of the voting power of all classes of stock of the Company (a "10% Holder") may not have an exercise price of less than 110% of the fair market value of the Common Stock of the Company on the date of the grant. The Committee determines the exercise price of nonqualified stock options; provided, however, that such price may not be less than 85% of the fair market value of the Common Stock of the Company on the date of the option grant. The Committee, subject to certain restrictions, determines the term of any options granted under the 1989 Plan. No option may have a term in excess of 10 years from the date of grant, and no option granted to a 10% Holder may have a term in excess of 5 years from the date of grant. In addition, no participant may be granted incentive stock options with an aggregate fair market value in excess of $100,000 (on the date of grant) which will become exercisable for the first time in a single calendar year.

         The following tables set forth information regarding stock option grants and exercises by the Chief Executive Officer and the other highly paid executive officers named in the Summary Compensation Table in 1994. Dr. Hayes-Roth and Mr. Jacobstein were each granted options to purchase 2,252,880 shares of Common Stock in 1994, 2,002,880 of which will vest in substantially equal quarterly increments of 250,360 shares over a two-year period commencing September 30, 1994 and ending June 30, 1996. The options to purchase 2,002,880 shares were subject to the receipt of stockholder approval of an amendment to the 1989 Plan at the 1994 Annual Meeting. No Stock Appreciation Rights (SARs) have been granted to, or are currently held by, the named executive officers. The value of in-the-money options (i.e., options in which the market value of Common Stock exceeds the exercise price of the options) is based on the difference between the exercise price of such options and the closing price of Common Stock on December 31, 1994, which was $.17 per share. The value realized on exercised options is based on the difference between the exercise price of the options and the closing price of the Common Stock on the date of the exercise.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                           Number of Securities   % of Total Options    Exercise or
                                            Underlying Options   Granted to Employees    Base Price    Expiration Date
Name                                             Granted (#)         in Fiscal Year         ($/Sh)
- ----------------------------------------------------------------------------------------------------------------------
Frederick Hayes-Roth, Chair, CEO                 2,252,880                46                .03            3/31/04
- ----------------------------------------------------------------------------------------------------------------------
Neil Jacobstein, Pres, COO                       2,252,880                46                .03            3/31/04
- ----------------------------------------------------------------------------------------------------------------------

     AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUE

- -----------------------------------------------------------------------------------------------------------------------
                                                                           Number of Securities    Value of Unexercised
                                                                          Underlying Unexercised   In-the-Money Options
                                             Number of                        Options at FYE              at FYE
                                               Shares                         (Exercisable/           (Exercisable/
                                            Acquired on     Net Value         Unexercisable)        Unexercisable) (2)
Name                                          Exercise     Realized(1)
- -----------------------------------------------------------------------------------------------------------------------
Frederick Hayes-Roth, Chair, CEO             1,281,317       $189,698       678,379/1,502,160        $70,100/$210,302
- -----------------------------------------------------------------------------------------------------------------------
Neil Jacobstein, Pres, COO                   1,281,317       $189,698       571,701/1,502,160        $70,100/$210,302
- -----------------------------------------------------------------------------------------------------------------------

(1) The net value realized from exercised in-the-money options is determined by multiplying the number of shares exercised times the difference between the December 31, 1994 "bid" price of $.17 and the grant price of the shares. Of the shares exercised for each executive, 1,031,317 were granted at $.02 a share and 250,000 at $.03 a share.

(2) The value of unexercised in-the-money options is determined by multiplying the number of shares under the option times the difference between the December 31, 1994 "bid" price of $.17 and the grant price of $.03. Of the options granted to executives since the inception of the Plan, only the options granted in 1994 to each executive for 2,002,880 shares were in-the-money. Of this amount, 500,720 shares were exercisable for each executive at December 31, 1994. Dr. Hayes-Roth has 177,659 shares and Mr. Jacobstein has 70,981 shares that are exercisable but not-in-the-money at exercise prices from $.94 to $3.53.

         On April 1, 1994 options were granted to the Chief Executive Officer and the President of the Company for an aggregate of 4,005,760 shares of Common Stock at $.03 per share. These options will vest in approximately equal quarterly increments of 250,360 shares for each executive over a two year period starting the quarter ended September 30, 1994. The fair market value of the Common Stock on June 30, 1994, the date the stockholders of the Company ratified an amendment to the plan to permit the grants, or the measurement date for accounting purposes, was $.15 per share. In 1994, the Company recorded compensation expense of approximately $120,000 related to the above options and anticipates recording compensation expense of approximately $240,000 and $120,000 in 1995 and 1996, respectively.

SAVINGS PLAN

         Under the Company's Salary Savings Profit Sharing and Trust Plan (the "401(k) Plan"), all employees, including executive officers of the Company, may elect to reduce their current compensation by up to 15% (but in no event more than $9,240 annually, subject to adjustment under the Code) and have the amount of such reduction contributed to the 401(k) Plan. The Company is not required to make additional profit-sharing contributions on behalf of the participants in the 401(k) Plan. The 401(k) Plan is intended to qualify under Section 401 of the Code so that contributions by employees or by the Company to the 401(k) Plan are not taxable to employees until withdrawn from the 401(k) Plan, and so that contributions by the Company, if any, would be deductible by the Company when made. The Trustee under the 401(k) Plan invests the assets of the Plan as directed by the Company, subject to certain restrictions set forth in the 401(k) Plan and Trust Agreement. The Company identifies certain investment options that participants in the 401(k) Plan may select.

EMPLOYMENT ARRANGEMENTS

         Frederick Hayes-Roth, Chief Scientist, Chairman of the Board, and Chief Executive Officer, and Neil Jacobstein, President and Chief Operating Officer, have an employment agreement with the Company that provides for annual base salaries of $180,000 and $118,000 respectively. The base salaries of the executives have not changed since 1993. The 1995 Agreement, dated January 17, 1995, includes an incentive compensation plan with target objectives established in the five strategic categories of cash flow, profitability, bookings, working capital, and hiring objectives, which were determined and assessed by the Board of Directors to a maximum of 100% of base salary.

         The Company entered into a change of control agreement with Dr. Hayes-Roth and Mr. Jacobstein on November 21, 1994 . The agreement provides that in the event of a change of control, which is defined in the agreement as any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation, the Chief Executive Officer and President of the Company will be entitled to severance benefits to include: (i) full accrued salaries and vacation pay, (ii) accrued incentive compensation awarded or determined to be awarded by the Board of Directors, (iii) insurance coverage,
(iv) retirement benefits, (v) a lump sum severance payment equal to two times of their most recent respective annual salary, and (vi) accelerated vesting of their stock options to purchase a total of 4,005,760 shares of Common Stock at $.03 per share.

                  CERTAIN RELATIONSHIPS AND OTHER TRANSACTIONS

         As of December 31, 1994, Ford Motor Company ("Ford") no longer owns shares of Common Stock in the Company. The 1,854,851 shares owned beneficially by Ford were sold to Trilogy Development Group of Austin, Texas in a private arrangement on or about November 17, 1994. Under a prior Stock Purchase Agreement entered into by Ford and American Cimflex Corporation in April 1985, as long as Ford owned as least 1,558,571 shares of Common Stock of the Company, Ford was entitled to designate one or more nominees for election to the Board of Directors of the Company. Since Ford no longer owns the shares, the agreement no longer remains in effect. No revenues were recorded from Ford in the last two years.

                             ADDITIONAL INFORMATION

METHODS AND EXPENSES OF SOLICITATION

         The cost of solicitation of the enclosed form of proxy will be borne by the Company. Solicitation will be made primarily through the use of the mail, although directors, officers and employees of the Company may, for no additional compensation, solicit proxies personally, by mail, by telephone, or by facsimile. Upon request, the Company will reimburse banks, brokers, and other custodians, nominees and fiduciaries for their reasonable expenses incurred in sending proxy materials to beneficial owners and obtaining their proxies.

SUBMISSION OF STOCKHOLDER PROPOSALS

         Any eligible stockholder who intends to submit a proposal for action at the 1996 Annual Meeting of Stockholders must submit the proposal in writing to the Secretary of the Company no later than December 27, 1995. Any such submission must conform to the regulations of the Securities and Exchange Commission concerning stockholder proposals.

ANNUAL REPORT ON FORM 10-KSB

         Accompanying this Proxy Statement is a copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1994 (without exhibits), as filed with the Securities and Exchange Commission. The Company will furnish a copy of any exhibit included in the Annual Report upon payment of a $5.00 fee and receipt of a written request for such exhibit. The written request should be directed to Dennis A. Bugbee, Secretary, Teknowledge Corporation, 1810 Embarcadero Road, Palo Alto, California 94303.

OTHER MATTERS

         The Board of Directors knows of no other business that will be presented in the meeting. If matters other than those described herein should properly come before the meeting, it is the intention of those named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters.

                                       By Order of the Board of Directors,

                                       Dennis A. Bugbee
                                       Secretary

Palo Alto, California
April 25, 1995

                                                                         ANNEX A

                             TEKNOWLEDGE CORPORATION

                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

                              AMENDED MAY 24, 1995

I.       Purpose

         The purpose of this Stock Option Plan for Non-Employee Directors (the "Plan") is to promote the interests of Teknowledge Corporation (the "Company") and its stockholders by attracting and retaining highly qualified independent directors through an investment interest in the Corporation's future success.

II.      Administration

         The Plan shall be administered by a Committee of one or more persons appointed by the Board of Directors of the Company (the "Committee"), which shall have the power to construe the Plan, to determine all questions arising thereunder, to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable, and to otherwise carry out the terms of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final.

         Notwithstanding the foregoing, the Committee shall have no authority or discretion as to the persons eligible to receive options under the Plan, or the number of shares covered by options under the Plan, which matters are specifically governed by provisions of the Plan.

III.     Eligibility

         Each person who is a director of the Company as of the effective date of the Plan (or, if first elected or appointed as a director thereafter, as of the effective date of such election or appointment), and who is not, as of such date, otherwise a full-time employee of the Company (or any subsidiary of the Company) and has not been a full-time employee of the Company (or any subsidiary of the Company) for all or any part of the preceding fiscal year (an "Eligible Director") shall be granted, as of the date such director becomes an Eligible Director, an initial option to purchase shares of the Common Stock of the Company ("Common Stock"), par value $.01 per share, under the Plan, as described in Article V.

         Subsequent to the grant of the initial option, an Eligible Director shall be eligible to receive any future grants of options under the Plan as described in Section 1 of Article V, whether or not such director exercises such initial options.

IV.      Shares of Common Stock Subject to the Plan

         The shares that may be issued under the Plan shall be authorized and unissued shares or treasury shares of Common Stock. The aggregate number of shares which may be issued under the Plan shall not exceed 250,000 shares of Common Stock, subject to adjustments as set forth in Article VI.

V.       Stock Options

         1. Grant of Stock Options. Grants of stock options shall be made under the Plan in accordance with all the items and conditions contained herein. Each option granted under the Plan shall be evidenced by an option agreement duly executed on behalf of the Company and by the Eligible Director to whom the option is granted, which option agreements may but need not be identical, and shall comply with and be subject to the terms and conditions of the Plan.

                  Each Eligible Director shall automatically, as of the date such director becomes an Eligible Director, be granted an option under this Plan to acquire 10,000 shares of Common Stock. Each subsequent year an Eligible Director is re-elected as a director of the Company, the Eligible Director, as of the date of the effective date of such re-election, shall be granted an additional option under this Plan to acquire 5,000 shares of Common Stock.

                  Effective beginning with the 1995 Annual Meeting, the immediately preceding paragraph shall be null and void, and this paragraph shall apply. Each Eligible Director (including both new directors and directors who were previously appointed to fill a vacancy on the Board), shall automatically, as of the Annual Meeting date on which such director is first elected as an Eligible Director (referred to herein as the director's "Initial Election Meeting"), be granted an option under this Plan to acquire 15,000 shares of Common Stock. On the date of each Annual Meeting after an Eligible Director's Initial Election Meeting, each continuing Eligible Director (including Eligible Directors elected prior to the 1995 Annual Meeting) shall be granted an additional option under this Plan to acquire 15,000 shares of Common Stock. Each director who is appointed to fill a vacancy on the Board (an "Appointed Director") shall automatically, as of the date on which such Appointed Director's Board service commences, be granted an option under this Plan to acquire 15,000 shares of Common Stock. On each anniversary of such commencement date that occurs before the Appointed Director's Initial Election Meeting, such Appointed Director shall be granted an additional option under this Plan to acquire 15,000 shares of Common Stock.

         2. Term of Options and Effect of Termination. Notwithstanding any other provisions of the Plan, no option granted under the Plan shall be exercisable after the expiration of ten years from the date of grant of such option. In the event that any outstanding option under the Plan expires by reason of lapse of time or is otherwise terminated without exercise for any reason, then the shares of Common

Stock subject to any such option which have not been issued pursuant to the exercise of the option shall again become available in the pool of shares of Common Stock for which options under the Plan may be granted.

         3. Terms and Conditions of Options. Options granted pursuant to the Plan shall be subject to the terms and conditions set forth in the applicable option agreements, which terms and conditions shall not be inconsistent with the following:

                           (a) Each option agreement shall state the number of
                  shares to which the Option evidenced thereby pertains.

                           (b) Each option agreement shall state the option
                  price per share of the Options evidenced thereby, which shall be equal to 100% of the fair market value (as determined under Section 6 of Article VIII of the Plan) of a share of the Common Stock on the date the option is granted.

                           (c) The exercise price shall be payable upon the
                  exercise of an option in the legal tender of the United States, or, at the election of the optionee, by surrender to the Company of previously owned shares of Common Stock with an aggregate fair market value (on the date of the exercise) equal to the option price to be paid. Only shares which the optionee has held for at least six months prior to the date of the exercise may be surrendered to the Company in payment of the exercise price. Upon receipt of payment, the Company shall deliver to the optionee a certificate or certificates for the shares of Common Stock to which the option pertains.

                           To the extent that an option has become exercisable,
                  it may, subject to the restrictions and limitations set forth in this Plan and in the option agreement, be exercised in whole or in part. If exercised in part, the unexercised portion of an option shall continue to be held by the optionee and may thereafter be exercised as herein provided.

                           (d) The options granted to an Eligible Director under
                  the Plan shall become exercisable one year from the date of grant of such options.

                           (e) In the event that an optionee shall cease to be a
                  director of the company for any reason, his or her option shall be exercisable only to the extent it was exercisable at the date he or she ceased to be a director and only until the earlier of (i) 90 days after such date, or (ii) the scheduled expiration date of such option, and shall then terminate.

                           (f) In the event of the death of an optionee while
                  such optionee is a director of the Company or within the 90 days period after termination of such status during which the director is permitted to exercise an option, such option may be exercised, to the extent the option was exercisable at the date of the death and within the period set forth in Clause
                   (e) above, by any person or persons designated by the optionee as the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the option directly from the optionee by his or her will or the applicable law of descent and distribution.

                   4. Non-statutory Stock Options. All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended.

                   5. Nonassignability. No option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution. During the lifetime of the optionee, the option shall be exercisable only by the optionee, and no other person shall acquire any rights therein.

VI.      Recapitalizations and Reorganizations

         In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure of shares of the Company, appropriate and equitable adjustments shall be made in the number and kind of shares authorized by this Plan, and in the number and kind of shares covered by, and in the exercise price of, outstanding options under this Plan.

         If the Company shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock issuable upon exercise of that option would have been entitled to receive in such merger or consolidation. A dissolution or liquidation of the Company, or a merger or consolidation in which the Company is not the surviving corporation, shall cause each outstanding option to terminate, unless the agreement of merger or consolidation shall otherwise provide; provided that, in the event such dissolution, liquidation, merger or consolidation will cause outstanding options to terminate, each optionee shall have the right immediately prior to such dissolution, liquidation, merger or consolidation to exercise his or her option in whole or in part without regard to any limitations of the exercisability of such option other than (i) the expiration date of the option and (ii) the limitation set forth in Section 3(d) of Article V.

         To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

         The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

VII.     Tax Withholding

         The Company shall have the right to require an optionee to remit to the Company an amount sufficient to satisfy any applicable federal, state and local withholding tax requirements prior to the delivery of any shares of Common Stock acquired by the exercise of options granted under the Plan. Such amount shall be payable in the legal tender of the United States, or, at the election of the optionee, by surrender to the Company of previously owned shares of Common Stock with an aggregate fair market value (on the date of the surrender) equal to the amount to be withheld. Only the shares of Common Stock which the optionee has held for at least six months prior to the date of surrender may be surrendered in satisfaction of the Corporation's tax withholding obligations.

VIII.    Miscellaneous Provisions

         1. Amendment. The Board of Directors may by resolution suspend, discontinue, amend or revise the Plan, except that any such amendment or revision shall not be adopted until the stockholders shall have approved such amendment (i) if such amendment or revision would increase the number of shares which may be awarded under the Plan, materially increase the benefits accruing to participants in the Plan, or modify the requirements for eligibility for participation in the Plan, or (ii) if such approval is required for continued applicability of Rule 16b-3 of the Securities and Exchange Commission. The Board may not alter or impair any options previously granted under the Plan without the consent of the holders thereof, except in accordance with the provisions of
Article VI. Amendments revising the price, date of the exercisability, option period or amount of shares subject to an option shall not be made more frequently than once in any six month period unless necessary to comply with the Internal Revenue Code of 1986, as amended, or the Employee Retirement Income Security Act of 1974, as amended.

         2. Term of the Plan. No options may be granted under the Plan on or after April 22, 2002, the tenth anniversary of the effective date of the Plan, and the Plan shall terminate on such date. Notwithstanding the foregoing, each option granted under the Plan shall remain in effect until such option has been exercised or terminated in accordance with its terms and the terms of the Plan.

         3. Rights As A Stockholder. An optionee or a transferee of an option shall not have any rights as a stockholder with respect to any shares issuable upon exercise of an option until the date of the receipt of payment (including any payment which may be required by the Company pursuant to Article VII) by the Company. No adjustments shall be made as to any option for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to such date, except as provided in Article VI.

         4. Purchase for Investment. Unless the shares of Common Stock to be issued upon exercise of any option granted under this Plan have been effectively registered under the Securities Act of 1933 as now in force or hereafter amended, the Company shall be under no obligation to issue any shares of Common Stock covered by any such option unless the person who exercises such option shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that the optionee is acquiring the shares of Common Stock to be issued to him pursuant to such exercise of the option for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of Common Stock, and that he will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if shares of Common Stock are issued without such registration, a legend to this effect may be endorsed upon the securities so issued.

         5. Other Provisions in Option Agreement. The option agreements authorized under the Plan shall contain such other provisions, including without limitation, restrictions upon the exercise of the option or restrictions required by any applicable securities laws, as the Committee shall deem advisable.

         6. Definition of "Fair Market Value". For purposes of this Plan, the term "fair market value," when used in reference to the purchase of shares of Common Stock pursuant to the exercise of an option shall mean the fair market value of Common Stock as determined by the Committee, provided that such fair market value shall be determined by reference to the most recent closing price quotations, or, if none, the average of the bid and asked prices, as reported as of the most recent available date with respect to the sale of Common Stock on any stock exchange on which the Common Stock is then listed or any quotation system approved by the National Association of Securities Dealers then reporting sales of Common Stock.

         7. Restrictions. If the Company shall determine, in its discretion, that the shares subject to any option granted under the Plan must be registered or qualified under any applicable state or federal securities law before they may be offered or sold to the optionee, or that the consent or approval of any government regulatory body is necessary or desirable in connection with the issuance of such shares, such option may not be exercised by the optionee unless the shares have been so registered, qualified, or listed, or until such consent or approval shall have been obtained, free of any conditions not acceptable to the Company. The Company shall use reasonable efforts to qualify the shares, obtain the benefit of any applicable exemption from such qualification, or to obtain any such consent or approval, provided that no participant shall have any right to require the Company to undertake any registration or other action which the Company determines, in its sole discretion, to be unduly burdensome.

         8. Effective Date of the Plan. The effective date of this Plan shall be April 22, 1992, the date on which the Plan was adopted by the Board of Directors. The adoption of the Plan shall be subject to subsequent approval by the stockholders of the Company at the 1993 Annual Meeting of the Company's stockholders unless such approval is not as of the time of such Annual Meeting required by either (i) any rules or regulations promulgated by the Securities and Exchange Commission under Section 16(b) of the Securities and Exchange Act of 1934, as amended, or (ii) any requirements imposed by NASDAQ on issuers whose securities are quoted on the National Market System. Notwithstanding the foregoing, if the Plan shall have been approved by the Board of Directors prior to such annual meeting, options shall be granted to persons becoming Eligible Directors prior to the date of such Annual Meeting in accordance with Article V, subject to such subsequent stockholder approval but such options shall not become exercisable until such approval is obtained or it is determined that such approval is not required.